UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-6001

Oppenheimer Global Opportunities Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 12/31/2017

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS December 31, 2017 Unaudited

	Shares	Value
Common Stocks—97.2%
Consumer Discretionary—16.7%
Auto Components—1.3%
Brembo SpA	1,500,000	$22,802,762
Cie Plastic Omnium SA	1,000,000	45,459,994
Continental AG	100,000	26,997,520

		95,260,276

Diversified Consumer Services—1.3%
Rentokil Initial plc	15,000,000	64,174,619
Sotheby’s1	600,000	30,960,000

		95,134,619

Hotels, Restaurants & Leisure—1.3%
InterContinental Hotels Group plc	797,872	50,749,723
Shake Shack, Inc., Cl. A1	1,000,000	43,200,000

		93,949,723

Household Durables—2.8%
De’ Longhi SpA	1,000,000	30,342,265
iRobot Corp.[1]	900,000	69,030,000
Rational AG	40,000	25,688,889
SodaStream International Ltd.[1]	1,000,000	70,340,000

		195,401,154
Internet & Catalog Retail—3.5%
AO World plc[1]	15,000,000	22,274,396
ASKUL Corp.	600,000	16,997,491
ASOS plc[1]	700,000	63,438,476
boohoo.com plc[1]	20,000,000	50,900,356
Boozt AB1,2	2,000,000	17,782,826
Rakuten, Inc.	2,000,000	18,290,301
SRP Groupe SA1,2	500,000	3,803,878
Yoox Net-A-Porter Group SpA[1]	590,000	20,593,129
Zalando SE1,2	600,000	31,614,803

		245,695,656

Media—2.0%
CyberAgent, Inc.	1,600,000	62,493,332
Schibsted ASA, Cl. A	900,000	25,695,069
Stroeer SE & Co. KGaA	300,000	22,042,871
Technicolor SA	10,000,000	34,299,188

		144,530,460

Specialty Retail—2.0%
JINS, Inc.	600,000	31,500,256
SuperGroup plc	3,000,000	79,818,663
Urban Outfitters, Inc.[1]	800,000	28,048,000

		139,366,919

1      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Textiles, Apparel & Luxury Goods—2.5%
Brunello Cucinelli SpA	1,500,000	$48,605,020
Iconix Brand Group, Inc.[1,3]	6,000,000	7,740,000
Moncler SpA	1,000,000	31,242,583
Mulberry Group plc	500,000	7,122,931
OVS SpA[2]	3,000,000	19,972,287
Pandora AS	600,000	65,297,738

		179,980,559

Consumer Staples—4.6%
Food & Staples Retailing—1.4%
Rite Aid Corp.[1]	50,000,000	98,500,000

Food Products—1.4%
Ebro Foods SA	2,000,000	46,826,733
First Derivatives plc	390,935	21,941,913
Marine Harvest ASA[1]	2,000,000	33,856,639

		102,625,285

Personal Products—1.8%
Ci:z Holdings Co. Ltd.	1,800,000	91,653,464
Ontex Group NV	1,000,000	33,036,598

		124,690,062

Financials—3.8%
Capital Markets—1.6%
Allied Minds plc[1]	10,000,000	22,117,252
IP Group plc[1]	20,785,545	39,911,663
Rothschild & Co.	1,500,000	54,901,831

		116,930,746

Commercial Banks—0.5%
Banco Comercial Portugues SA, Cl. R1	100,000,000	32,561,649

Diversified Financial Services—0.4%
IG Group Holdings plc	3,000,000	28,973,775

Real Estate Investment Trusts (REITs)—0.5%
British Land Co. plc (The)	4,000,000	37,319,565

Real Estate Management & Development—0.8%
Fisher & Paykel Healthcare Corp. Ltd.	3,000,000	30,422,031
Purplebricks Group plc[1]	4,000,000	22,466,959

		52,888,990

Health Care—28.6%
Biotechnology—6.7%
Abcam plc	1,000,000	14,230,179
Arrowhead Pharmaceuticals, Inc.[1,3]	6,300,000	23,184,000
Bavarian Nordic AS1	800,000	28,910,671

2      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

	Shares	Value
Biotechnology (Continued)
Exact Sciences Corp.[1]	2,500,000	$131,350,000
Genmab AS1	600,000	99,494,368
Halozyme Therapeutics, Inc.[1]	1,000,000	20,260,000
Hansa Medical AB1	690,590	21,004,124
Innate Pharma SA1	1,000,000	5,699,470
PeptiDream, Inc.[1]	1,000,000	34,206,263
Rigel Pharmaceuticals, Inc.[1]	5,000,000	19,400,000
Sarepta Therapeutics, Inc.[1]	500,000	27,820,000
Seattle Genetics, Inc.[1]	1,000,000	53,500,000

		479,059,075

Health Care Equipment & Supplies—4.0%
Align Technology, Inc.[1]	300,000	66,657,000
Biocartis NV1,2,3	2,600,000	37,230,523
Carl Zeiss Meditec AG	1,000,000	61,988,101
Consort Medical plc[3]	2,856,109	44,992,432
Ion Beam Applications	400,000	11,462,862
Nevro Corp.[1]	900,000	62,136,000

		284,466,918

Health Care Providers & Services—0.4%
Amplifon SpA	2,000,000	30,771,813

Health Care Technology—1.0%
M3, Inc.	2,000,000	70,016,956

Life Sciences Tools & Services—2.7%
Bruker Corp.	1,400,000	48,048,000
Eurofins Scientific SE	100,000	60,887,758
MorphoSys AG1	900,000	82,386,943

		191,322,701

Pharmaceuticals—13.8%
GW Pharmaceuticals plc, ADR[1]	100,000	13,201,000
H. Lundbeck AS	2,000,000	101,708,950
Merck KGaA	200,000	21,537,910
Nektar Therapeutics, Cl. A1,3	14,200,000	848,024,000

		984,471,860

Industrials—11.0%
Aerospace & Defense—2.6%
Boeing Co. (The)	300,000	88,473,000
Hexcel Corp.	700,000	43,295,000
United Technologies Corp.	400,000	51,028,000

		182,796,000

Air Freight & Couriers—0.2%
Expeditors International of Washington, Inc.	250,000	16,172,500

3      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Commercial Services & Supplies—0.6%
Rollins, Inc.	1,000,000	$46,530,000

Construction & Engineering—1.0%
Ferrovial SA	3,000,000	67,995,254

Electrical Equipment—2.3%
Emerson Electric Co.	653,224	45,523,181
OSRAM Licht AG	500,000	44,766,726
Schneider Electric SE	500,000	42,405,598
Sensata Technologies Holding NV1	600,000	30,666,000

		163,361,505

Machinery—3.1%
Albany International Corp., Cl. A	400,000	24,580,000
FANUC Corp.	200,000	48,051,740
SLM Solutions Group AG1,3	2,000,000	114,542,474
Spirax-Sarco Engineering plc	464,285	35,138,465

		222,312,679

Professional Services—1.2%
Acacia Research Corp.[1]	2,500,000	10,125,000
Bureau Veritas SA	450,000	12,303,191
Intrum Justitia AB	500,000	18,471,089
Teleperformance	300,000	42,940,642

		83,839,922

Information Technology—28.3%
Electronic Equipment, Instruments, & Components—5.9%
Basler AG	97,271	22,720,241
Cognex Corp.	1,200,000	73,392,000
Coherent, Inc.[1]	700,000	197,554,000
Corning, Inc.	1,000,000	31,990,000
Dolby Laboratories, Inc., Cl. A	800,000	49,600,000
Littelfuse, Inc.	200,000	39,564,000
Next Biometrics Group AS1	660,000	4,778,442

		419,598,683

Internet Software & Services—2.2%
Alarm.com Holdings, Inc.[1]	400,000	15,100,000
Baozun, Inc., Sponsored ADR[1]	1,000,000	31,560,000
Hortonworks, Inc.[1]	2,000,000	40,220,000
Twitter, Inc.[1]	3,000,000	72,030,000

		158,910,000

IT Services—1.8%
Amadeus IT Group SA	400,000	28,790,687
BasWare OYJ[1]	500,000	28,399,578
FleetCor Technologies, Inc.[1]	200,000	38,486,000

4      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

	Shares	Value
IT Services (Continued)
Square, Inc., Cl. A1	1,000,000	$34,670,000

		130,346,265

Semiconductors & Semiconductor Equipment—9.9%
Advanced Micro Devices, Inc.[1]	22,000,000	226,160,000
AIXTRON SE1	4,000,000	55,052,458
Applied Materials, Inc.	2,000,000	102,240,000
Cree, Inc.[1]	1,000,000	37,140,000
First Solar, Inc.[1]	1,000,000	67,520,000
Infineon Technologies AG	1,000,000	27,312,297
IQE plc[1]	15,000,000	27,528,518
Nordic Semiconductor ASA[1]	3,000,000	15,341,105
ON Semiconductor Corp.[1]	2,000,000	41,880,000
PDF Solutions, Inc.[1]	1,000,000	15,700,000
PVA TePla AG1,3	1,209,145	17,417,937
STMicroelectronics NV	1,000,000	21,717,124
Synaptics, Inc.[1]	500,000	19,970,000
Veeco Instruments, Inc.[1]	2,000,000	29,700,000

		704,679,439

Software—7.1%
A10 Networks, Inc.[1]	2,000,000	15,440,000
Blue Prism Group plc[1]	3,000,000	50,954,623
EVR Holdings plc[1]	37,500,000	4,036,526
FireEye, Inc.[1]	3,000,000	42,600,000
Frontier Developments plc[1]	518,168	9,282,246
Globant SA1	300,000	13,938,000
Manhattan Associates, Inc.[1]	1,000,000	49,540,000
Nintendo Co. Ltd.	400,000	145,620,788
PTC, Inc.[1]	1,200,000	72,924,000
Rovio Entertainment Oy1,2	1,000,000	10,823,171
SDL plc	2,000,000	11,886,620
Tableau Software, Inc., Cl. A1	200,000	13,840,000
WANdisco plc[1,3]	5,835,399	45,293,666
Zendesk, Inc.[1]	600,000	20,304,000

		506,483,640

Technology Hardware, Storage & Peripherals—1.4%
3D Systems Corp.[1]	2,000,000	17,280,000
BlackBerry Ltd.[1]	4,000,000	44,680,000
Tobii AB1	3,000,000	12,946,869
Xaar plc[3]	4,000,000	19,963,328

		94,870,197

Materials—3.8%
Chemicals—3.0%
Croda International plc	482,758	28,826,704
Novozymes AS, Cl. B	1,500,000	85,692,420
Symrise AG	500,000	42,868,320

5      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Chemicals (Continued)
Toray Industries, Inc.	3,000,000	$28,296,768
Umicore SA	600,000	28,352,666

		214,036,878

Containers & Packaging—0.4%
Sealed Air Corp.	500,000	24,650,000

Metals & Mining—0.4%
thyssenkrupp AG	1,000,000	29,038,010

Telecommunication Services—0.4%
Wireless Telecommunication Services—0.4%
Masmovil Ibercom SA1	310,000	32,596,889

Total Common Stocks (Cost $4,152,706,407)		6,922,136,622

		Exercise Expiration		Notional Amount (000’s)	Contracts (000’s)
		Price	Date
Exchange-Traded Options Purchased—1.0%
PowerShares QQQ Trust,
Series 1 Exchange Traded
Fund Put[1]	USD	135.000	1/18/19	USD 1,090,320	USD 70	32,095,000
S&P 500 Index Put[1]	USD	2,275.000	12/21/18	USD 2,138,888	USD 8	39,880,000

Total Exchange-Traded Options Purchased (Cost $154,807,450)						71,975,000

	Shares
Investment Company—0.2%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.22%[3,4]
(Cost $11,250,665)	11,250,665	11,250,665
Total Investments, at Value (Cost $4,318,764,522)	98.4%	7,005,362,287
Net Other Assets (Liabilities)	1.6	114,816,940

Net Assets	100.0%	$7,120,179,227

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $121,227,488 or 1.70% of the Fund’s net assets at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2017	Gross Additions	Gross Reductions	Shares December 31, 2017
Arrowhead Pharmaceuticals, Inc.	3,000,000	3,300,000	—	6,300,000
Biocartis NV	—	2,600,000	—	2,600,000
Consort Medical plc	2,856,109	—	—	2,856,109
Iconix Brand Group, Inc.	6,000,000	—	—	6,000,000

6      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Footnotes to Statement of Investments (Continued)

	Shares September 30, 2017	Gross Additions	Gross Reductions	Shares December 31, 2017
Nektar Therapeutics, Cl. A	24,225,000	—	10,025,000	14,200,000
Oppenheimer Institutional Government Money Market Fund, Cl. E	16,324,804	366,792,468	371,866,607	11,250,665
PVA TePla AG	—	1,209,145	—	1,209,145
SLM Solutions Group AG	1,200,000	800,000	—	2,000,000
WANdisco plc	5,276,000	559,399	—	5,835,399
Xaar plc	4,000,000	—	—	4,000,000

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Arrowhead Pharmaceuticals, Inc.	$23,184,000	$—	$—	$(1,817,340)
Biocartis NV	37,230,523	—	—	(874,762)
Consort Medical plc	44,992,432	—	—	3,388,257
Iconix Brand Group, Inc.	7,740,000	—	—	(26,400,000)
Nektar Therapeutics, Cl. A	848,024,000	—	276,366,165	419,670,590
Oppenheimer Institutional
Government Money Market Fund,
Cl. E	11,250,665	128,856	—	—
PVA TePla AG	17,417,937	—	—	4,863,545
SLM Solutions Group AG	114,542,474	—	—	22,919,313
WANdisco plc	45,293,666	—	—	(15,776,527)
Xaar plc	19,963,328	—	—	(3,918,216)

Total	$ 1,169,639,025	$128,856	$276,366,165	$402,054,860

4. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$3,420,907,345	48.8%
United Kingdom	816,544,600	11.7
Germany	625,975,499	8.9
Japan	547,127,358	7.8
Denmark	381,104,147	5.4
France	241,813,793	3.5
Italy	204,329,858	2.9
Spain	176,209,563	2.5
Belgium	110,082,650	1.6
Norway	79,671,255	1.1
Israel	70,340,000	1.0
Sweden	70,204,908	1.0
Luxembourg	60,887,758	0.9
Canada	44,680,000	0.6
Finland	39,222,749	0.6
Portugal	32,561,649	0.5
China	31,560,000	0.5

7      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
New Zealand	$30,422,031	0.4%
Switzerland	21,717,124	0.3

Total	$7,005,362,287	100.0%

8      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS December 31, 2017 Unaudited

1. Organization

Oppenheimer Global Opportunities Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales

9      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly

10      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

3. Securities Valuation (Continued)

offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$249,318,000	$940,001,366	$—	$1,189,319,366
Consumer Staples	98,500,000	227,315,347	—	325,815,347
Financials	—	268,674,725	—	268,674,725
Health Care	1,313,580,000	726,529,323	—	2,040,109,323
Industrials	356,392,681	426,615,179	—	783,007,860
Information Technology	1,455,022,000	559,866,224	—	2,014,888,224
Materials	24,650,000	243,074,888	—	267,724,888
Telecommunication Services	—	32,596,889	—	32,596,889
Exchange-Traded Options Purchased	71,975,000	—	—	71,975,000
Investment Company	11,250,665	—	—	11,250,665

Total Assets	$3,580,688,346	$3,424,673,941	$—	$7,005,362,287

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$(30,067,536)	$30,067,536
Health Care	(30,398,468)	30,398,468
Information Technology	(58,858,620)	58,858,620

Total Assets	$(119,324,624)	$119,324,624

* Transfers from Level 1 to Level 2 are a result of a change in pricing methodology to the use of a valuation determined based on observable market information other than quoted prices from an active market due to a lack of available unadjusted quoted prices.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than

11      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the

12      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

4. Investments and Risks (Continued)

Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing

14      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

6. Use of Derivatives (Continued)

of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $77,401,250 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no written options outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than

15      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

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Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Opportunities Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	2/16/2018